Pacific Financial Flexible Growth and Income Fund

institutional class shares: pfgfx

investor class chares: pflfx

a series of Northern Lights Fund Trust

Supplement dated October 16, 2015 to the

Prospectus dated August 28, 2015

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Effective immediately, the following changes have been made:

The second paragraph under the section titled “Principal Investment Strategies” on page 23 is amended to the following:

The Flexible Growth & Income Fund invests in a balanced portfolio of equity and fixed income securities through a variety of alternative strategies that the adviser believes can achieve the Fund’s investment objective by generating above average portfolio income and growth. This Fund is designed to have an aggressive level of risk and may invest in Underlying Funds, including dividend producing closed-end mutual funds, and listed securities (both equities and fixed income) of any capitalization-size or geographic location, as well as mortgage backed securities, mortgage REITs and Mortgage Investment Corporations, option strategies, long/short positions, managed futures, hedge funds, commodity- and currency-related securities or strategies and illiquid securities, including invest up to 10% of its net assets in hedge funds. The Fund may also invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets. The Fund uses derivative investments for leverage, to increase the potential return on an investment.  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments. While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.

The first paragraph under the section titled “Principal Investment Strategies” “The Flexible Growth & Income Fund on page 40 is amended to the following:

The Flexible Growth & Income Fund invests in a balanced portfolio of equity and fixed income securities through a variety of alternative strategies that the adviser believes can achieve the Fund’s investment objective by generating above average portfolio income and growth. This Fund is designed to have an aggressive level of risk and may invest in other investment companies, including ETFs,(“Underlying Funds”) dividend producing closed-end mutual funds and listed securities (both equities and fixed income) of any capitalization-size or geographic location, as well as mortgage backed securities, mortgage REITs and Mortgage Investment Corporations, option strategies, long/short positions, managed futures, hedge funds, commodity-

and currency-related securities or strategies and illiquid securities, including up to 10% of its net assets in hedge funds. The Fund may also invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of futures contracts on financial and commodity markets.  The Fund uses leveraged funds and derivative investments for leverage, to increase the potential return on an investment.  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments. The Flexible Growth & Income Fund will typically own up to 30 positions. While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.

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This Supplement, and the Prospectus and Statement of Additional Information dated August 28, 2015, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-888-451-TPFG.

Please retain this Supplement for future reference.